SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                February 17, 2004
                                (Date of report)


                             A.B. Watley Group Inc.
                     (Exact Name of Registrant as Specified
                                 in its Charter)

Delaware                           1-14897                     13-3911867
--------                           -------                     ----------
(State of Incorporation)       (Commission File Number)      (IRS Employer ID)


                                 40 Wall Street
                               New York, NY 10005
                    (Address of principle executive offices)


                                 (212) 422-1100
                         (Registrant's telephone number,
                              including area code)

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ITEM 5.  Other Events and Regulation FD Disclosure

On December 29, 2003, A.B. Watley Group Inc. (the "Company") filed a Form 12b-25 Notification of Late Filing in connection with its inability to file its annual report on Form 10-K for the year ended September 30, 2003. In addition, the Company has not filed its Quarterly Report on Form 10-QSB for the quarter ended December 31, 2003, which was due on February 17, 2004. The Company is currently working to finalize its annual report and quarterly report however it cannot provide any assurance as to when it will be able to file these reports.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.


                                             A.B.WATLEY GROUP, INC. (Registrant)


Date: February 23, 2004                         /s/ Robert Malin
                                                    ----------------
                                               By:  Robert Malin
                                                    President and Vice Chairman